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Exhibit 10.8

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2000 EQUITY PARTICIPATION PLAN (revised 9/04)

        FASTCLICK.COM, INC., a California corporation, has adopted the 2000 Equity Participation Plan for the benefit of its eligible Employees, Consultants, and Directors.

        The purposes of this Plan are to provide an additional incentive for Directors, Employees and Consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of securities of the Company; and (b) enable the Company to obtain and retain the services of Directors, Employees and Consultants considered essential to the long-term success of the Company by offering them an opportunity to own securities in the Company which will reflect the growth, development and financial success of the Company.

1.    Definitions    Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

        1.1    Administrator.    "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 7 of the Plan.

        1.2    Applicable Laws.    "Applicable Laws" means the federal and state laws relating to the administration of stock option plans.

        1.3    Award.    "Award" means any Option or Restricted Stock granted or issued under this Plan.

        1.4    Award Agreement.    "Award Agreement" means any Option Agreement or Restricted Stock Agreement, as appropriate, relating to any Award.

        1.5    Board.    "Board" means the Board of Directors of the Company.

        1.6    Change in Control.    A "Change in Control" shall be deemed to have occurred if:

          1.6.1 Any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (a) the Company, (b) any subsidiary of the Company, (c) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (d) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Section 13(d)), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 under the Exchange Act) of such person, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; and

          1.6.2 During any period of two (2) consecutive years (not including any period prior to the Effective Date of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1.6.1 above) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board.

        1.7    Code.    "Code" means the Internal Revenue Code of 1986, as amended.

        1.8    Common Stock.    "Common Stock" means the Common Stock of the Company, no par value.

        1.9    Company.    "Company" means Fastclickcom, Inc., a California corporation, and shall include any parent corporation and subsidiary corporation as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

        1.10    Consultant.    "Consultant" means any person who renders services to the Company as a consultant or as an adviser, whether as an independent contractor or an employee of an employer or as a member of the Board of Advisers, and who is not an Employee or a Director as of the date an Option is granted to him or her under the Plan.

        1.11    Director.    "Director" means a member of the Board.

        1.12    Disability.    "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

        1.13    Donative Transfer.    "Donative transfer" means any transfer of an Option made for donative purposes or without the payment or receipt by or on behalf of the Optionee of any cash, property or other consideration. For purposes of this Section 1.13, neither an Optionee's receipt of or eligibility for a deduction, credit or similar allowance for federal or state income tax or estate tax purposes nor the transferee's use for family or support purposes of any proceeds realized from the sale of any shares of Common Stock acquired on exercise of an Option shall be deemed to be the receipt of consideration.

        1.14    Effective Date.    "Effective Date" means the date specified in Section 14 hereof as the beginning date of the term of the Plan.

        1.15    Employee.    "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company.

        1.16    Exchange Act.    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        1.17    Fair Market Value.    "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

          1.17.1 If the Common Stock is listed on an established national stock exchange or the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

          1.17.2 If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; and

          1.17.3 In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

        1.18    Incentive Stock Option.    "Incentive Stock Option" means an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

        1.19    Independent Director.    "Independent Director" means a member of the Board who is not an Employee of the Company.

        1.20    Nonqualified Stock Option.    "Nonqualified Stock Option" means an Option which is not designated as an Incentive Stock Option by the Administrator.

        1.21    Officer.    "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        1.22    Option.    "Option" means a stock option granted under this Plan. An Option granted under this Plan shall be either a Nonqualified Stock Option or an Incentive Stock Option; provided that Options granted to Independent Directors and Consultants shall be Nonqualified Stock Options.

        1.23    Option Agreement.    "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Option Agreement need not be the same.

        1.24    Option Exchange Program.    "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

        1.25    Optionee.    "Optionee" means an Employee, Consultant or Independent Director granted an Option under this Plan.

        1.26    Participant    "Participant" means any Optionee and Restricted Stockholder who has received an Award under this Plan.

        1.27    Plan.    "Plan" means this 2000 Equity Participation Plan.

        1.28    Restricted Stock.    "Restricted Stock" means Common Stock awarded under this Plan.

        1.29    Restricted Stockholder.    "Restricted Stockholder" means an Employee, Independent Director or Consultant granted an award of Restricted Stock under this Plan.

        1.30    Restricted Stock Agreement.    "Restricted Stock Agreement" means a written agreement between the Company and the Restricted Stockholder evidencing the terms and restrictions applying to the award of the Restricted Stock. Each Restricted Stock Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Restricted Stock Agreement need not be the same.

        1.31    Rule 16b-3.    "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act.

        1.32    Section 16(b).    "Section 16(b)" means Section 16(b) of the Exchange Act.

        1.33    Termination of Consultancy.    "Termination of Consultancy" means the date on which the engagement of Optionee or Restricted Stockholder as a Consultant to the Company is terminated for any reason, with or without cause, including, but not limited to, resignation, discharge, death or retirement; but excluding teriminations where there is a simultaneous commencement of employment with the parent or a subsidiary of the Company. The Administrator shall determine the effect of all matters and questions relating to a Termination of Consultancy, including, but not limited to, the question of whether a Termination of Consultancy resulted from a discharge for cause for purposes of the Plan, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided in a separate writing between the Company and the Consultant.

        1.34    Termination of Directorship.    "Termination of Directorship" means the date on which an Optionee or Restricted Stockholder who is an Independent Director ceases to be a Director for any reason, including, but limited not to, a termination by resignation, failure to be elected, death or retirement. The Administrator shall determine the effect of all matters and questions relating to a Termination of Directorship for purposes of the Plan.

        1.35    Termination of Employment.    "Termination of Employment" means the date on which the employee-employer relationship between the Optionee or Restricted Stockholder and the Company is terminated for any reason, including, but limited not to, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Restricted Stockholder by the parent or a subsidiary of the Company, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company with the former employee. The Administrator shall determine the effect of all matters and questions relating to a Termination of Employment for purposes of the Plan, including, but limited not to, the question of whether a Termination of Employment resulted from a discharge for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided that, with respect to Incentive Stock Options, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided in a separate writing between the Company and the Employee.

2.    Shares Subject to Plan

        2.1    Shares Subject to Plan.    The shares of stock subject to the grant of Options and the award of Restricted Stock under this Plan shall be shares of the Company's Common Stock. The aggregate number of shares of Common Stock which may be issued upon exercise of Options granted under this Plan and as awards of Restricted Stock under the Plan shall not exceed four hundred eighty-five thousand five hundred eighty-five (485,585) shares. The shares of Common Stock issuable upon exercise of Options or as awards of Restricted Stock may be either previously authorized but unissued shares, shares previously issued and reacquired by the Company, or treasury shares.

        2.2    Unexercised Options and Reacquired Restricted Stock.    If any Option granted under this Plan expires or is canceled without having been fully exercised, or if the Company reacquires any shares of Restricted Stock, the number of shares subject to the unexercised portion of such expired or canceled Option and such reacquired Restricted Stock may again be optioned, granted or awarded hereunder. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder. If any share of Restricted Stock is forfeited by the Restricted Stockholder or repurchased by the Company under this Plan hereof, such share may again be optioned, granted or awarded hereunder. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.    Grant of Options

        3.1    Eligibility.    Any Employee, Consultant or Independent Director selected by the Administrator shall be eligible to be granted an Option; provided that Incentive Stock Options may be granted only to Employees. Notwithstanding the foregoing, no Option shall be granted under this Plan to a Director except by resolution adopted by a majority of the Board without counting the vote of the interested Director or Directors.

        3.2    Powers of the Administrator.

          3.2.1 The Administrator shall from time to time, in its absolute discretion:

            A.    Determine which Employees are key Employees and select the key Employees, Consultants or Independent Directors (including Employees, Consultants or Independent Directors who have previously received Options or other awards under this Plan) to be granted Options;

            B.    Determine the number of shares to be subject to Options granted to Employees, Consultants or Independent Directors;

            C.    Determine whether such Options are to be Incentive Stock Options or Nonqualified Stock Options; and

            D.    Determine the other terms and conditions of such Options consistent with this Plan.

          3.2.2 Upon the selection of a key Employee, Consultant or Independent Director to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Administrator may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option that the Employee, Consultant or Independent Director surrender for cancellation some or all of the unexercised Options or awards of Restricted Stock or other rights which have been previously granted to him or her under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Administrator deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

          3.2.3 An Incentive Stock Option granted under this Plan may not be modified by the Administrator to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code without the consent of the Optionee.

4.    Terms of Options

        4.1    Option Agreement.    Each Option shall be evidenced by an Option Agreement, which shall be executed by the Optionee and an officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan. Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to comply with the provisions of Section 422 of the Code.

        4.2    Option Price.    The exercise price per share of the Option shall be set by the Administrator; provided that:

          4.2.1 In the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; provided that in the case of an Incentive Stock Option granted to an individual who then owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, such price shall be 110% of the Fair Market Value of a share of Common Stock on the date such Option is granted; and

          4.2.2 In the case of Nonqualified Stock Options, such price shall be not less than 85% of the Fair Market Value of a share of Common Stock on the date such Option is granted.

        4.3    Option Term.    The term of an Option shall be set by the Administrator in its discretion; provided that in any event the term of an Option shall expire on the earliest of the following:

          4.3.1 Ten (10) years after the date on which the Option was granted; provided that the term of any Incentive Stock Option granted to an individual who then owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire no later than five (5) years after the date on which the Option was granted; or

          4.3.2 Ninety (90) days after the date of the Optionee's Termination of Employment, Termination of Consultancy or Termination of Directorship for any reason other than death or disability; or

          4.3.3 One (1) year after the date of the Optionee's Termination of Employment, Termination of Consultancy or Termination of Directorship if such termination occurs due to the Optionee's death or disability.

        4.4    Option Vesting.

          4.4.1 The period during which the right to exercise an Option in whole or in part vests shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided that each Option shall become exercisable no later than five (5) years after such Option is granted and at least twenty (20%) of each Option shall become exercisable on each anniversary of the date such Option is granted. At any time after the grant of an Option, the Administrator may, in its sole discretion, accelerate the period during which an Option vests.

          4.4.2 Notwithstanding anything in this Plan or in any Option Agreement to the contrary, no Option shall be exercisable prior to six (6) months after the date of grant of the Option.

          4.4.3 The Administrator may provide in any Option Agreement that the Option shall become fully vested on the occurrence of a Change in Control. The Administrator's inclusion of such a provision in one Option Agreement shall not obligate him to include such a provision in all Option Agreements.

          4.4.4 No portion of an Option which is unexercisable at the Optionee's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Option Agreement or in a resolution adopted following the grant of the Option.

        4.5    Limitation on Incentive Stock Options.    To the extent that the aggregate Fair Market Value of stock with respect to which Incentive Stock Options (including Options granted under both the Plan and all other incentive stock option plans of the Company) are exercisable for the first time by an Optionee during any calendar year exceeds $100,000, such Options shall be treated as Nonqualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.5, the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

        4.6    Consideration.    In consideration of the granting of an Option, the Optionee shall agree to remain in the employ of or to consult for or to serve as an Independent Director of, as applicable, the Company for a period of at least one (1) year (or such shorter period as may be fixed by the Administrator following grant of the Option) after the Option is granted (or until the next annual meeting of stockholders of the Company, in the case of an Independent Director). Nothing in this Plan or any Option Agreement shall confer upon any Optionee any right to continue in the employ of, as a Consultant for, or as a Director of the Company, or shall interfere with or restrict in any way the rights of the Company to discharge any Optionee at any time for any reason whatsoever, with or without cause.

        4.7    Repurchase.    In the discretion of the Administrator, the Option Agreement may provide that the Company shall have the right to repurchase the Common Stock issued upon the exercise of the Option upon the Optionee's Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable.

5.    Exercise of Options

        5.1    Partial Exercise.    An exercisable Option may be exercised in whole or in part; provided that an Option shall not be exercised with respect to fractional shares and the Administrator may require that a partial exercise be with respect to a minimum number of shares.

        5.2    Manner of Exercise.    All or a portion of an exercisable Option shall be deemed exercised upon the Optionee's delivery of all of the following to the Secretary of the Company:

          5.2.1 A written notice complying with the rules established by the Administrator stating that the Option is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option;

          5.2.2 Such representations and documents as the Administrator deems necessary or advisable to effect compliance with the Applicable Laws. The Administrator may take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to transfer agents and registrars;

          5.2.3 In the event that the Option shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

          5.2.4 Full payment of the exercise price for the shares with respect to which the Option is exercised.

        5.3    Payment of Exercise Price.    The Administrator may:

          5.3.1 Allow a delay in payment of the exercise price up to thirty (30) days from the date the Option is exercised; or

          5.3.2 Allow payment of the exercise price, in whole or in part, through any of the following:

            A.    The delivery of shares of Common Stock owned by the Optionee and with a Fair Market Value on the date of delivery equal to the applicable exercise price of the Option;

            B.    The surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of exercise of the Option equal to the applicable exercise price of the Option;

            C.    The delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; and

            D.    Through any combination of the foregoing types of consideration.

In the case of a promissory note, the Administrator may prescribe the form of such note and the security to be given for such note. The Option may not be exercised by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

        5.4    Conditions to Issuance of Stock Certificates.    The Company shall not be required to issue or deliver any certificate or certificates for shares of stock issuable upon the exercise of any Option prior to fulfillment of all of the following conditions:

          5.4.1 The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          5.4.2 The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator deems necessary or advisable;

          5.4.3 The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall determine to be necessary or advisable;

          5.4.4 The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          5.4.5 The receipt by the Company of full payment of the exercise price for such shares, including payment of any applicable withholding tax.

        5.5    Rights as Stockholder.    An Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

        5.6    Ownership and Transfer Restrictions.    The Administrator (or Board, in the case of Options granted to Independent Directors) may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the Option Agreement and may be referred to on the certificates evidencing such shares. The restrictions, if any, imposed by the Administrator or the Board under this Section need not be identical for all Options and the imposition of any restrictions with respect to one Option shall not require the imposition of the same or any other restrictions with respect to any other Option. The Administrator may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two (2) years from the date of granting such Option to such Employee or (b) one (1) year after the transfer of such shares to such Employee. The Administrator may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

6.    Award of Restricted Stock.

        6.1    Award of Restricted Stock.

          6.1.1 The Administrator shall from time to time, in its absolute discretion:

            A.    Determine which Employees are key Employees and select the key Employees, Consultants or Independent Directors (including Employees, Consultants or Independent Directors who have previously received other awards under this Plan) to be awarded Restricted Stock;

            B.    Determine the purchase price, if any, payable for the Restricted Stock;

            C.    Determine the period, if any, over which the Restricted Stockholder's interest in the Restricted Stock shall vest; provided that such period shall not be longer than five (5) years and at least twenty percent (20%) of the interest shall vest on each anniversary of the date of issuance of the Restricted Stock; provided further that the Administrator may provide in any Restricted Stock Agreement that the Restricted Stock shall be fully vested on the occurrence of a Change in Control; and

            D.    Determine the other terms and conditions, consistent with this Plan, applicable to the award of the Restricted Stock.

          6.1.2 The Administrator shall establish the purchase price, if any, and the form of payment of the purchase price for the Restricted Stock; provided that such purchase price shall be no less than par value.

          6.1.3 Upon the selection of a key Employee, Consultant or Independent Director to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

        6.2    Restricted Stock Agreement.    Restricted Stock shall be issued only pursuant to a Restricted Stock Agreement, which shall be executed by the selected key Employee, Consultant or Independent Director and an officer of the Company and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan.

        6.3    Continued Services.    As consideration for the issuance of the Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree to remain in the employ of, or to consult for or serve as a Director of the Company for a period of at least one (1) year (or such shorter period as may be fixed by the Administrator) after the Restricted Stock is issued. Nothing in this Plan or in any Restricted Stock Agreement shall confer on any Restricted Stockholder any right to continue in the employ of, or as a Consultant for or as a Director of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without cause.

        6.4    Rights as Stockholders.    Upon delivery of the shares of Restricted Stock to the Restricted Stockholder or to the escrow holder pursuant to Section 6.9 hereof, the Restricted Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Restricted Stock Agreement, including the right to receive all dividends and other distributions (other than stock dividends, which shall be paid to the escrow holder for the benefit of the Restricted Stockholder) paid or made with respect to the Restricted Stock.

        6.5    Restriction on Transfer.    Notwithstanding anything in this Plan or any Restricted Stock Agreement to the contrary, no Restricted Stockholders may sell or otherwise transfer, whether or not for value, any of the Restricted Stock prior to six (6) months after the date of the award of the Restricted Stock.

        6.6    Restriction.    All shares of Restricted Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Restricted Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Restricted Stock and restrictions based on duration of employment with the Company, Company performance and individual performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions. Restricted Stock may not be sold or encumbered until all applicable restrictions have terminated or expire. The restrictions, if any, imposed by the Administrator or the Board under this Section need not be identical for all Restricted Stock and the imposition of any restrictions with respect to any Restricted Stock shall not require the imposition of the same or any other restrictions with respect to any other Restricted Stock.

        6.7    Repurchase of Unvested Restricted Stock.    Each Restricted Stock Agreement shall provide that the Company shall have the right to repurchase from the Restricted Stockholder the unvested Restricted Stock upon a Termination of Employment, Termination of Directorship or Termination of Consultancy as applicable, at a cash price per share equal to the purchase price paid by the Restricted Stockholder for such Restricted Stock; provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause or following a Change In Control.

        6.8    Repurchase of Vested Restricted Stock.    In the discretion of the Administrator, the Restricted Stock Agreement may provide that the Company shall have the right to repurchase the vested Restricted Stock upon a Termination of Employment, Termination of Directorship or Termination of Consultancy as applicable, at a cash price per share equal to the then Fair Market Value of the Common Stock; provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment, Termination of Directorship or Termination of Consultancy without cause or following a Change In Control.

        6.9    Escrow.    The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed on the Restricted Stock expire or have been removed.

        6.10    Legend.    The Administrator shall cause a legend or legends to be placed on certificates representing shares of Restricted Stock that are subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the applicable restrictions.

7.    Administration.

        7.1    Procedure.    The Plan shall be administered by (a) the Board or (b) a Committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws, including any "independent administration" requirements under Section 16(b). Once appointed, such Committee shall serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and may appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

        7.2    Powers of the Administrator.    Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion, to:

          7.2.1 Select the Employees, Consultants and Directors to whom Options and Restricted Stock may be granted or awarded hereunder;

          7.2.2 Determine whether and to what extent Options and Restricted Stock are granted hereunder;

          7.2.3 Determine the number of shares of Common Stock to be covered by Options and Restricted Stock granted hereunder;

          7.2.4 Determine the Fair Market Value of the Common Stock in accordance with Section 1.17 hereof;

          7.2.5 Approve forms of the Option Agreements and the Restricted Stock Agreements, which Agreements need not be identical;

          7.2.6 Determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the exercise price, the time or times when Options or Restricted Stocks may be exercised or become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Restricted Stock or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

          7.2.7 Reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

          7.2.8 Construe and interpret the terms of the Plan and awards granted under the Plan;

          7.2.9 Prescribe, amend and rescind rules and regulations relating to the Plan;

          7.2.10 Modify or amend each Option or Restricted Stock;

          7.2.11 Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Restricted Stock previously granted by the Administrator;

          7.2.12 Institute an Option Exchange Program;

          7.2.13 Determine the terms and restrictions applicable to Options and any Restricted Stock; and

          7.2.14 Make all other determinations deemed necessary or advisable for administering the Plan.

        7.3    Cancellation of Award    The Administrator may include in any Award Agreement a provision requiring that the Participant return, or (if the Participant has not received such economic value) forfeit, to the Company the economic value of any Award which is realized or obtained, or realizable or obtainable, (measured at the date of exercise) by the Participant at any time during the period beginning on the date which is six (6) months prior to the date of the Termination of Consultancy, Termination of Directorship or Termination of Employment, as appropriate, and ending six (6) months after the date of such Termination of Consultancy, Termination of Directorship or Termination of Employment. The Administrator shall provide in any such Award Agreement provision that the Company may enforce its right to recover such economic value from the Participant at any time within two (2) years after the date of the Termination of Consultancy, Termination of Directorship or Termination of Employment and that the Participant shall pay to the Company the amount of such economic value in such manner and on such terms and conditions as the Company may require, and the Company shall be entitled to set-off the amount of any economic value against any amount owed to the Participant by the Company.

        7.4    Effect of Administrator's Decision.    The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees, Restricted Stockholders and any other holders of Options or Restricted Stock.

        7.5    Committee Procedure.    If a Committee of the Board acts as the Administrator, the Administrator shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Administrator may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

        7.6    Professional Assistance; Good Faith Actions.    The Administrator may, with the approval of the Board, employ and rely on the advice of attorneys, consultants, accountants, appraisers, brokers, or other persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Restricted Stockholders, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options or Restricted Stock granted or awarded under this Plan, or any Option Agreement or Restricted Stock Agreement, and the Administrator or all members thereof shall be fully protected by the Company in respect of any such action, determination or interpretation.

        7.7    Indemnification.    In addition to any other rights of indemnification they may have, the Administrator and the members of the Administrator shall be indemnified by the Company against reasonable expenses, including attorneys' fees and costs, actually incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or Restricted Stock granted or awarded thereunder, or any Option Agreement or Restricted Stock Agreement, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for gross negligence or willful misconduct in the performance of his or her duties. The indemnification provided in this Section shall be available only if, within sixty (60) days after institution of any such action, suit, or proceeding, the Administrator or the member thereof seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend such action, suit or proceeding.

8.    Transferabiltiy of Options.

        8.1    Restriction on Transfer of Options and Restricted Stock.    Except as specifically set forth in Section 9.2 hereof, neither an Option nor any Restricted Stock subject to any restrictions may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined in the Code and Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

        8.2    Limited Transferability.    A Stock Option Agreement may provide that an Optionee may transfer all or a portion of any Non-Qualified Option or Non-Qualified Reload Option in accordance with provisions of this Section 9.2. If a Stock Option Agreement permits the transfer of any Non-Qualified Option or Non-Qualified Reload Option, any transfer that does not comply with all of the provisions of this Section 9.2 and the Stock Option Agreement shall be null and void ab initio. The provisions of the Stock Option Agreements dealing with the transferability of the Options need not be identical for all Options and the provision for transferability with respect to one Option shall not require the provision for transferability with respect to any other Option. (For purposes of this Section 9.2, Non-Qualified Options and Non-Qualified Reload Options which may be transferred are referred to as "Transferable Option".)

          8.2.1    Permitted Transferees.    A Transferable Option may be transferred by the Optionee only to one or more of the following: (a) the Optionee's spouse, parents and lineal descendants, including adopted children (the "Immediate Family Members"); (b) a trust established by the Optionee and with respect to which all beneficial interests are held by one or more of the Optionee, the Immediate Family Members, and a tax-exempt charitable organization which has only a contingent residual interest in the trust; (c) a partnership or limited liability company established by the Optionee and in which all beneficial interests are held by one or more of the Optionee and the Immediate Family Members; (d) a tax-exempt educational, religious or charitable organization, as those terms are defined in Section 501(c)(3) of the Code; and (e) such other persons and entities as the Company may specifically approve in writing after written notice from the Optionee. The Company may require as a condition to the transfer of any Transferable Option under this Section 9.2 that the transferee provide to the Company reasonable evidence that the proposed transferee is described in one of the foregoing clauses.

          8.2.2    Permitted Transfers.    Any transfer of a Transferable Option under this Section 9.2 must be either a Donative Transfer, a transfer to a partnership or limited liability company described in clause (c) of Section 9.2.1 above, pursuant to which the Optionee receives only his or her interest in the partnership or limited liability company, or a transfer specifically approved in writing by the Company after written notice from the Optionee.

          8.2.3    Minimum Transfer.    Any transfer of a Transferable Option or a Reload Option must be with respect to not less than one hundred (100) shares of Optioned Stock and may be made only in whole number multiples of one hundred (100) shares of Optioned Stock.

          8.2.4    Notice to the Company.    The Optionee shall give the Company at least ten (10) days prior written notice of any proposed transfer of a Transferable Option pursuant to this Section 9.2 and shall include with such notice:

            A.    The name and address of the proposed transferee and a statement of the basis on which the proposed transferee is a permitted transferee under Section 9.2.1 hereof; and

            B.    The proposed transferee's written agreement to accept the Transferable Option and any shares of Common Stock acquired on exercise of the Transferable Option subject to all of the terms and conditions of this Plan and the applicable Stock Option Agreement, including the provisions dealing with the termination of the Transferable Option on the death or disability of the Optionee or the termination of the Optionee's employment with the Company or any of its Subsidiaries.

          8.2.5    No Further Transfer.    Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, a transferee of any Transferable Option shall not have the right to further transfer all or any portion of the Transferable Option, other than (a) by will or the laws of descent and distribution, or (b), if the transferee is a trust, pursuant to the terms of the trust agreement by reason of the death of any settlor.

          8.2.6    No Transfer of Incentive Options.    Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, an Optionee may not transfer any Incentive Option or Reload Option granted with respect to an Incentive Option other than by will or the laws of descent and distribution.

          8.2.7    Further Acts.    The Company may require as a condition to the transfer of any Transferable Option such additional information and agreements from the Optionee and the proposed transferee as the Company may deem necessary or beneficial for purposes of complying with this Section or any applicable federal or state law, rule or regulation.

          8.2.8    Disclaimer.    The Company's acceptance of any transfer of a Transferable Option shall not be considered legal or tax advice to the Optionee or the proposed transferee as to their compliance with any applicable law, rule or regulation or the legal or tax consequences of such transfer or the subsequent exercise of the Transferable Option or the sale or exchange of any of the shares of Common Stock acquired on exercise of the Transferable Option.

9.    Changes in Capital Stock.

        9.1    Changes in Capitalization.    Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Restricted Stock outstanding, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Restricted Stock have been granted or awarded, as well as the price per share of Common Stock covered by each such outstanding Option or outstanding Restricted Stock, shall be appropriately adjusted in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or similar change in the capital structure of the Company. Such adjustment shall be made by the Administrator, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or outstanding shares of Restricted Stock right.

        9.2    Dissolution or Liquidation.    In the event of the proposed dissolution or liquidation of the Company, to the extent that any outstanding Option or Restricted Stock has not been previously exercised or become vested, the Option shall terminate and the Company shall have the right to repurchase the unvested Restricted Stock immediately prior to the consummation of such proposed action. The Administrator may, in its sole discretion, (a) declare that any Option shall terminate as of a date fixed by the Administrator and may give each Optionee the right to exercise the Option as to all or any part of the shares covered by the Option, including shares as to which the Option would not otherwise be exercisable, and (b) waive any vesting restrictions otherwise applicable to the Restricted Stock. Any declaration or waiver made by the Administrator under this Section shall be effective with respect to any Optionee or Restricted Stockholder only if it is made in writing and written notice thereof is delivered to the Optionee or Restricted Stockholder.

        9.3    Merger or Asset Sale.    In the event of the consummation of a merger or consolidation of the Company with or into another corporation (as a result of which the company is not the surviving corporation) or the sale of all or substantially all of the assets of the Company (other than the sale or transfer of the Company's assets to one or more majority owned direct or indirect subsidiaries of the Company), all outstanding Options shall terminate and the Company shall have the right to repurchase all unvested Restricted Stock unless the surviving corporation or a parent or subsidiary of the surviving corporation assumes such Options and Restricted Stock or an equivalent option or stock right is substituted therefor by the surviving corporation or a parent or subsidiary of the surviving corporation. In the event that the surviving corporation refuses to assume or substitute for the Options or Restricted Stock rights, (a) the Optionee shall have the right to exercise the Option as to all of the shares covered by the Option, including shares as to which it would not otherwise be exercisable and (b) any restrictions applicable to the Restricted Stock shall be waived. If an Option is exercisable in lieu of assumption or substitution by the surviving corporation, the Administrator shall notify the Optionee thereof and the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, or such longer period as the Administrator may specify, and the unexercised portion of the Option shall terminate upon the expiration of such period. Notwithstanding anything in this Plan to the contrary, any exercise of an Option after the Administrator's delivery of any notice contemplated in the preceding sentence, shall be effective immediately prior to the closing of the transaction described in the first sentence of this Section. For the purposes of this Section, the Option or Restricted Stock shall be considered assumed if, following the merger or sale of assets, the Option or Restricted Stock confers the right to purchase or receive the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided that if such consideration received in the merger or sale of assets was not solely common stock of the surviving corporation or its parent, the Administrator may, with the consent of the surviving corporation, provide for the consideration to be received upon the exercise of the Option or Restricted Stock right to be solely common stock of the surviving corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        9.4    Abandonment of Transaction.    If any of the transactions described in any of Sections 10.1, 10.2 and 10.3 is abandoned by the Company or otherwise fails to close for any reason, (a) any action taken by the Administrator and any Optionee or Restricted Stockholder shall be deemed void ab initio, (b) any acceleration of the exercisability of any Option or waiver of restrictions on any Restricted Stock or exercise of any Option shall be deemed cancelled, and (c) the Options and Restricted Stock shall have the same status, exercisability and restrictions as they would have had if the Administrator had not provided any notice of any of the transactions described in Sections 10.1, 10.2 and 10.3 above.

10.    Liability of Company.

        10.1    Inability to Obtain Authority.    The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        10.2    Grants Exceeding Allotted Shares.    If the number of shares of Common Stock covered by an Option or Restricted Stock exceeds, as of the date of grant, the number of shares of Common Stock which may be issued under the Plan without additional stockholder approval, such Option or Restricted Stock shall be void with respect to such excess number of shares of Common stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is thereafter obtained.

11.    Amendment and Termination of the Plan

        11.1    Amendment and Termination.    The Board may at any time amend, alter, suspend or terminate the Plan.

        11.2    Stockholder Approval.    The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

        11.3    Effect of Amendment or Termination.    No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Restricted Stockholder, unless mutually agreed otherwise between the Optionee or the Restricted Stockholder and the Administrator, which agreement must be in writing and signed by the Optionee or the Restricted Stockholder and the Company.

12.    Miscellaneous Provisions.

        12.1    Disclaimer.    Nothing in this Plan or any Option Agreement or Restricted Stock Agreement, nor any action taken by the Company, the Administrator, or any member, officer, director or employee of either the Company or the Administrator, shall be, or shall be deemed to be, legal or tax advice to any Optionee or Restricted Stockholder with respect to any matter, including, but not limited to, the application of, or the Optionee's or the Restricted Stockholder's compliance with, any of the provisions of Section 16(b), Rule 16b-3 or any other Rule promulgated under Section 16(b). Each Optionee and Restricted Stockholder shall be responsible for obtaining such legal and tax advice as the Optionee or Restricted Stockholder deems necessary in connection with their acceptance and exercise of any Option or Restricted Stock granted or awarded under this Plan.

        12.2    Tax Withholding.    The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option or Restricted Stock. The Administrator may allow an Optionee or Restricted Stockholder to elect to satisfy such withholding obligation by having the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

        12.3    Effect of Plan Upon Options and Compensation Plans.    The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company to (a) establish any other forms of incentives or compensation for Employees, Consultants or Directors or (b) grant or assume options or other rights otherwise than under this Plan in connection with any corporate purpose including, but not limited to, the grant or assumption of options in connection with the acquisition of the business, stock or assets of any corporation, partnership, firm or association.

        12.4    Compliance with Laws.    This Plan, the granting and exercisability of Options granted under this Plan, and the award and vesting of Restricted Stock awarded under this Plan and the issuance and delivery of shares of Common Stock are subject to compliance with all Applicable Laws (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, the Option Agreement and Restricted Stock Agreements, Options or Restricted Stock granted or awarded under this Plan shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

        12.5    Titles.    Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

        12.6    Governing Law.    This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.

        12.7    Reservation of Shares.    At all times during the term of this Plan, the Company shall reserve and keep available such number of shares of Common Stock and other securities as shall be sufficient to satisfy the requirements of the Plan.

13.    Shareholder Approval and Term of Plan.    The term of this Plan shall begin as July 1st, 2000, and unless sooner terminated by the Board in its sole and absolute discretion, the Plan shall expire on December 31, 2009. The Plan shall be submitted for approval by the shareholders of the Company, which approval must occur on or prior to July 1st, 2001. In the event such shareholder approval is not obtained on or before July 1st, 2001, this Plan shall continue in full force and effect but shall permit the grant of only Nonqualified Stock Options and any Incentive Stock Options granted on or before July 1st, 2001, shall remain outstanding, but automatically shall be deemed to be Nonqualified Stock Options.

        I hereby certify that the foregoing Plan, revised in April of 2002, was duly adopted by the Board of Directors of Fastclick.com, Inc. on May 1st, 2002.

EXECUTED on this day of , 2004
By
Kurt Johnson Secretary

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  Exhibit 10.8
2000 EQUITY PARTICIPATION PLAN (revised 9/04)